EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this amendment to the Annual Report of RLJ Entertainment, Inc. (the Company) on Form 10-K for the fiscal year ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Miguel Penella, Chief Executive Officer and Andrew S. Wilson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Based on my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 25. 2014	/s/ MIGUEL PENELLA
Miguel Penella
Chief Executive Officer

Date:	April 25, 2014	/s/ ANDREW S. WILSON
Andrew S. Wilson
Chief Financial Officer